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EXHIBIT 23




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our report dated January 31, 2000, included in this Form 10-K into the Company's previously filed Registration Statements File Nos. 333-2868, 333-41495 and 333-86495.




Phoenix, Arizona,
     February 29, 2000.